UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 3, 2023

National Instruments Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-25426	74-1871327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 North MoPac Expressway
Austin, Texas 78759
(Address of principal executive offices, including zip code)

(512) 683-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NATI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2023, the Compensation Committee (the “Compensation Committee”) of the board of directors (the “Board”) of National Instruments Corporation (the “Company”) approved a new form of Restricted Stock Unit Award Agreement for use in documenting grants of performance-based restricted stock units (“PRSUs”) under the Company’s 2022 Equity Incentive Plan (the “2022 Plan”), which form of award agreement will be used for grants made to the Company’s eligible employees on or after March 3, 2023.

The updated form of PRSU award agreement under the 2022 Plan (i) amends the index group used to measure the Company’s performance from the Russell 2000 Index to the NASDAQ Composite Index, and (ii) provides that the number of restricted stock units that may vest pursuant to an award agreement shall not exceed 100% of the target number of restricted stock units subject to such award if the Company’s absolute total shareholder return is negative during the performance period for such award. The other terms of the updated form of PRSU award agreement remain unchanged from the Company’s preexisting form of PRSU award agreement under the 2022 Plan.

The foregoing description of the updated form of PRSU award agreement under the 2022 Plan does not purport to be complete and is subject to, and qualified in their entirety by, reference to the full text of the updated form of PRSU award agreement, a copy of which is filed hereto as Exhibit 10.1, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	2023 Form of Restricted Stock Unit Award Agreement (Employee – Performance-Based Vesting Award)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORPORATION

By:	/s/ R. Eddie Dixon, Jr.
	Name:	R. Eddie Dixon, Jr.
	Title:	Chief Legal Officer, Senior Vice President & Secretary

Date:  March 3, 2023